
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                                 Series 1998-2
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                                                      STATEMENT TO CERTIFICATE HOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      25-Sep-98

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                       Original          Beginning                                                                        Ending
                    Certificate        Certificate        Principal           Interest               Total           Certificate
       Class         Face Value            Balance     Distribution       Distribution        Distribution               Balance
-----------------------------------------------------------------------------------------------------------------------------------
       A-1        50,000,000.00       48,056,525.39    1,960,364.00         262,709.01        2,223,073.01         46,096,161.39
       A-2        20,000,000.00       20,000,000.00            0.00         104,000.00          104,000.00         20,000,000.00
       A-3        18,000,000.00       18,000,000.00            0.00          94,950.00           94,950.00         18,000,000.00
       A-4        22,000,000.00       22,000,000.00            0.00         118,800.00          118,800.00         22,000,000.00
       A-5        11,464,000.00       11,464,000.00            0.00          64,867.13           64,867.13         11,464,000.00
       A-6        13,496,000.00       13,496,000.00            0.00          71,753.73           71,753.73         13,496,000.00
       A-7        87,384,000.00       86,238,548.94    1,293,958.30         432,825.62        1,726,783.92         84,944,590.64
       A-8        29,128,000.00       29,128,000.00            0.00         151,222.87          151,222.87         29,128,000.00
        R                  0.00                0.00            0.00               0.00                0.00                  0.00
    -------------------------------------------------------------------------------------------------------------------------------
    Total        251,472,000.00      248,383,074.33    3,254,322.30       1,301,128.36        4,555,450.66        245,128,752.03
    -------------------------------------------------------------------------------------------------------------------------------






    -------------------------------------------------------------------------------------------------------------------------------
                                         AMOUNTS PER $1,000 UNIT                                                        RATES
    -------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Ending
                                        Principal         Interest           Total           Certificate             Current Pass
       Class         CUSIP           Distribution     Distribution    Distribution               Balance             Through Rate
    -------------------------------------------------------------------------------------------------------------------------------
        A-1        09367MAS8          39.20728000      5.25418020      44.46146020          921.92322780                 6.56000%
        A-2        09367MAT6           0.00000000      5.20000000       5.20000000        1,000.00000000                 6.24000%
        A-3        09367MAU3           0.00000000      5.27500000       5.27500000        1,000.00000000                 6.33000%
        A-4        09367MAV1           0.00000000      5.40000000       5.40000000        1,000.00000000                 6.48000%
        A-5        09367MAW9           0.00000000      5.65833304       5.65833304        1,000.00000000                 6.79000%
        A-6        09367MAX7           0.00000000      5.31666642       5.31666642        1,000.00000000                 6.38000%
        A-7        09367MAY5          14.80772567      4.95314497      19.76087064          972.08402728                 5.82844%
        A-8        09367MAZ2           0.00000000      5.19166678       5.19166678        1,000.00000000                 6.23000%
    -------------------------------------------------------------------------------------------------------------------------------
        Total                         12.94109205      5.17404864      18.11514069          974.77552980
    -------------------------------------------------------------------------------------------------------------------------------

                                                                              Class A-7 Rate based on a LIBOR of:        5.64844%
                                                                                                                   --------------















PLEASE DIRECT ANY QUESTIONS OR COMMENTS TO THE FOLLOWING ADMINISTRATOR:

                                                     Jeff Kinney
                                                     The First National Bank of Chicago
                                                     Mail Suite 0126
                                                     Chicago, IL 60670

                                                                                                 Page 1

 Distribution Date:      25-Aug-98

                                                                                        Group I            Group II
                                                                                 ---------------       ------------
SEC. 7.09 (a)(i)               Scheduled Principal                                    96,037.48          35,061.88
                               Principal Prepayments                               1,395,918.62         909,209.06
                               Net Liquidation Proceeds                                    0.00               0.00
                               Paid Principal Carry Forward Amount                         0.00               0.00
                               Remaining Unpaid Principal Carry Forward Amount             0.00               0.00

SEC. 7.09 (a) (ii)             Compensating Interest                                       0.00               0.00
                               Paid Interest Carry Forward Amount                          0.00               0.00
                               Remaining Unpaid Interest Carry Forward Amount              0.00               0.00
                               A-7 Basis Risk Carryover Amount Paid                                           0.00
                               A-7 Basis Risk Carryover Amount Remaining                                      0.00

                                                                                        Group I           Group II           Total
                                                                                  --------------   ----------------  --------------
SEC. 7.09 (a)(iv), (xii)       Aggregate Group Loan Balance:                     131,996,810.45     115,906,930.59   247,903,741.04


SEC. 7.09 (a) (v)              Servicing Fees                                        104,308.32
                               Insurance Premium Amount                                    0.00
                               Trustee Fee                                             2,920.63

SEC. 7.09 (a)(vii)             Current Delinquency Advances                          995,348.48
                               Current Servicing Advances                                  0.00
                               Total unreimbursed Delinquency Advances                     0.00
                               Total unreimbursed Servicing Advances                       0.00

                                                                ----------------------------------------     ----------------------
SEC. 7.09 (a) (viii) (A), (B)                                                     Not in  Foreclosure            In Foreclosure
                                                                ----------------------------------------     ----------------------
                               -------------------------------------------------------------------------     ----------------------
                               Delinquencies                    Period           Number    Prin. Balance     Number   Prin. Balance
                               -------------------------------------------------------------------------     ----------------------
                               -------------------------------------------------------------------------     ----------------------
                                                              1-29 Days             895    47,070,146.35          8      488,363.78
                                                             30-59 Days             135     7,261,163.57          0            0.00
                                          Fixed Group        60-89 Days              25     1,556,318.18          0            0.00
                                                               90+ Days               2        59,809.12          4      246,255.87
                               -------------------------------------------------------------------------     ----------------------
                                                              1-29 Days             494    50,340,264.25          5      533,228.26
                                                             30-59 Days              63     5,968,154.14          0            0.00
                                          Adj. Group         60-89 Days              15     1,005,472.63          2      117,000.00
                                                               90+ Days               7       548,950.26          1       41,968.26
                ----------------------------------------------------------------------------------------     ----------------------

SEC. 7.09 (a)(ix), (x)         Outstanding REO Properties                                       Number       Principal Balance
                                                                                               ----------------------------------
                               * New REO Properties - See separate schedule, if applicable             0                  0.00
SEC. 7.09 (a)(xi)              Insured Payment                                                      0.00
                                Class A-1 Allocation                                                0.00
                                Class A-2 Allocation                                                0.00
                                Class A-3 Allocation                                                0.00
                                Class A-4 Allocation                                                0.00
                                Class A-5 Allocation                                                0.00
                                Class A-6 Allocation                                                0.00
                                Class A-7 Allocation                                                0.00
                                Class A-8 Allocation                                                0.00

                                                                                             Group I                 Group II
                                                                                             ------------           ---------------
SEC. 7.09 (a)(xiii)            Subordinated Amount                                            940,649.06             1,834,339.95
                               Subordination Deficit                                                0.00                     0.00
                               Specified Subordinated Amount                                8,097,636.08             8,238,297.46

SEC. 7.09 (a) (xiv)            Substitution Adjustments                                             0.00                     0.00
                               Loan Purchase Price amounts                                          0.00                     0.00

SEC. 7.09 (a)(xv)              Weighted Average Coupon                                          11.1746%                 10.1042%
                               Weighted Average Remaining Term to Maturity                           225                      273

SEC. 7.09 (a)(xvi)             Largest Loan Balance Outstanding                               649,175.35               451,522.61

SEC. 7.09 (a)(xvi)             Available Funds                                              2,210,593.34             1,529,682.69
                               Total Available Funds                                        2,679,001.24             1,879,370.05

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